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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - NOVEMBER 30, 2006

                       COMMISSION FILE NUMBER: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                                       33-0230641
  (State or jurisdiction of                    (IRS Employer Identification No.)
incorporation or organization)

         30021 TOMAS, STE 200, RANCHO SANTA MARGARITA, CALIFORNIA 92688
          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                           RG GLOBAL LIFESTYLES, INC.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) On November 30, 2006, the Board of Directors received the resignation of Grant King from his position as Chief Operating Officer of the Company, effective immediately; Mr. King remains as a Director of the Company.

(b) On November 30, 2006, the Board of Directors appointed Mr. King as President of both of its Asian subsidiaries: Aquair Hong Kong Ltd, a company organized under the laws of Hong Kong, and Aquair Asia Company Limited, a company organized under the laws of Thailand. The material terms of this new appointment are (i) $10,000 base monthly salary with potential base increases based on revenues, (ii) potential bonuses based on revenues, (iii) retention of employee stock options previously issued, and (iv) standard employee benefits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: December 1, 2006                     RG GLOBAL LIFESTYLES, INC.


                                           By: /s/ Louis Knickerbocker
                                               ---------------------------------
                                               Louis Knickerbocker,
                                               Chief Executive Officer, Director